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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2002

                              BARNES & NOBLE, INC.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)

        1-12302                                            06-1196501
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

    122 Fifth Avenue, New York, NY                           10011
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(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, Including Area Code (212) 633-3300
                                                          --------------

         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )
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         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed filed for the purposes of the Securities Act of 1933, as amended (the "1933 Act"), or the Securities Exchange Act of 1934, as amended (the "1934 Act"). Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into any of the filings of Barnes & Noble, Inc. (the "Company") under the 1933 Act or the 1934 Act.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c) Exhibits

         99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by Stephen Riggio, Chief Executive Officer of Barnes & Noble, Inc.

         99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, executed by Lawrence S. Zilavy, Chief Financial Officer of Barnes & Noble, Inc.

         99.3 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Stephen Riggio, Chief Executive Officer of Barnes & Noble, Inc.

         99.4 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Lawrence S. Zilavy, Chief Financial Officer of Barnes & Noble, Inc.

ITEM 9. REGULATION FD DISCLOSURE.

         Pursuant to Securities and Exchange Commission ("Commission") Order No. 4-460, Stephen Riggio, Chief Executive Officer of the Company, and Lawrence S. Zilavy, Chief Financial Officer of the Company, have each executed a Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings. Those Statements were sent to the Commission on September 13, 2002, and copies are attached to this Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

         On September 13, 2002, the Company filed with the Commission its Quarterly Report on Form 10-Q for the period ended August 3, 2002. In connection with that filing, the Company sent to the Commission the Certifications of the Principal Executive Officer and the Principal Financial Officer of the Company as required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of those Certifications are attached to this Report on Form 8-K as Exhibits 99.3 and 99.4, respectively.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BARNES & NOBLE, INC.
                                           (Registrant)



                                           By: /s/Lawrence S. Zilavy
                                              ----------------------
                                              Name:  Lawrence S. Zilavy
                                              Title: Chief Financial Officer


Date:   September 13, 2002
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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Statement Under Oath of Principal Executive Officer
                    Regarding Facts and Circumstances Relating to Exchange Act
                    Filings, executed by Stephen Riggio, Chief Executive Officer of Barnes & Noble, Inc.

99.2                Statement Under Oath of Principal Financial Officer
                    Regarding Facts and Circumstances Relating to Exchange Act
                    Filings, executed by Lawrence S. Zilavy, Chief Financial
                    Officer of Barnes & Noble, Inc.

99.3                Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Stephen Riggio, Chief Executive Officer of
                    Barnes & Noble, Inc.

99.4                Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Lawrence S. Zilavy, Chief Financial Officer of
                    Barnes & Noble, Inc.